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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                January 31, 1997
                       (Date of earliest event reported)


                         GOODRICH PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                  1-7940                        76-0466913
(State of incorporation)    (Commission File Number)   (I.R.S. Employer Identification No.)

      5847 San Felipe, Suite 700
            Houston, Texas                                       77057
(Address of principal executive offices)                       (Zip Code)

      Registrant's telephone number, including area code is (713) 780-9494
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        On January 31, 1997, Goodrich Acquisition II, Inc., a wholly-owned subsidiary of Goodrich Petroleum Corporation completed its acquisition of the oil and gas properties of La/Cal Energy Partners II and certain working interest owners in accordance with the Exchange Agreement dated October 22, 1996 between Goodrich Petroleum Corporation, Goodrich Acquisition II, Inc., La/Cal Energy Partners II, and the owners of working interests in certain oil and gas properties. The closing terms of the transaction were such that the purchase price amounted to $16,841,000 and was comprised of $1,517,000 cash, $7,464,000 payoff of La/Cal Energy Partners II debt, and $7,500,000 in newly issued Series B convertible preferred stock of Goodrich Acquisition II, Inc. The cash and debt payoff portion of the purchase price were funded by draws against its existing credit facility with Compass Bank.

        In connection with the acquisition, Goodrich Petroleum Corporation merged with a wholly-owned subsidiary of Goodrich Acquisition II, Inc. and Goodrich Acquisition II, Inc. changed its name to Goodrich Petroleum Corporation.

        The press release announcing the consummation of the acquisition is filed as Exhibit 99.1 hereto, respectively, and is specifically incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

    La/Cal Energy Partners II
        Independent Auditors' Report
        Balance Sheets at September 30, 1996 (Unaudited) and December 31, 1995 Statements of Operations for the nine months ended September 30, 1996
          (Unaudited) and the period from July 7, 1995 (Inception) through December 31, 1995
        Statements of Partners' Capital (Deficit) for the nine months ended
          September 30, 1996 (Unaudited) and the period from July 7, 1995 (Inception) through December 31, 1995
        Statements of Cash Flows for the nine months ended September 30, 1996
          (Unaudited) and the period from July 7, 1995 (Inception) through December 31, 1995
        Notes to Financial Statements
        Supplemental Oil and Gas Reserve Information for the years ended
          December 31, 1995, 1994 and 1993 (Unaudited)

     Properties Contributed to La/Cal Energy Partners II
        Independent Auditors' Report
        Statements of Revenues and Direct Operating Expenses for the period from January 1, 1995 through July 7, 1995

    Smythe 35-1, Hebert #1 and Warmister #1
        Combining Statement of Revenues and Direct Operating Expenses for the
          nine months ended September 30, 1996 (Unaudited)
        Independent Auditors' Report
        Combining Statements of Revenues and Direct Operating Expenses for
          the year
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        ended December 31, 1995                                            *

(b)     Pro Forma Financial Information

        Unaudited Pro Forma Condensed Balance Sheet as of
          September 30, 1996                                               *

        Unaudited Pro Forma Condensed Statements of Operations for
          the nine months ended September 30, 1996 and for
          the year ended December 31, 1995                                 *

        Unaudited Pro Forma Condensed Statements of Cash Flows for
          the nine months ended September 30, 1996 and for
          the year ended December 31, 1995                                 *

        Notes to Unaudited Pro Forma Condensed Financial Information       *

    * (incorporated by reference to the Company's definitive proxy statement dated January 7, 1997)

(c)     Exhibits

        23.1    Consent of KPMG Peat Marwick LLP

        99.1    Goodrich Petroleum Corporation Press Release Dated
                February 4, 1997

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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  GOODRICH PETROLEUM CORPORATION

                                  By: /s/ WALTER G. GOODRICH
                                     --------------------------------------
                                      Walter G. Goodrich
                                      President and Chief Executive Officer
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                               INDEX TO EXHIBITS


      Exhibits                Description
      --------                -----------

        23.1            Consent of KPMG Peat Marwick LLP

        99.1            Goodrich Petroleum Corporation Press Release Dated
                        February 4, 1997